Exhibit 33.1

Exhibit 33.1

Management’s Assertion on

Compliance with Regulation AB Criteria

FIA Card Services, National Association (the “Asserting Party”) is responsible for assessing compliance, as of June 30, 2006 and for the period from February 1, 2006 (the first day of the distribution period in which the BA Credit Card Trust (“BACCT”) first issued securities subject to Regulation AB) through June 30, 2006 (the “Reporting Period”), with the servicing criteria set forth in Item 1122(d) of Regulation AB, excluding the criteria set forth in Item 1122 (d)(1)(iii), (d)(2)(ii), (d)(2)(iii), (d)(2)(vi), (d)(3)(iii), (d)(3)(iv), (d)(4)(i), (d)(4)(x), (d)(4)(xi), (d)(4)(xii), and (d)(4)(xiii) of Regulation AB, which the Asserting Party has concluded are not applicable to the activities it performs, directly or through its wholly-owned subsidiary MBNA Technology, Inc. (“MBNA Technology”), with respect to the asset-backed securities transactions covered by this report (such criteria, after giving effect to the exclusions identified above, the “Applicable Servicing Criteria”). The transactions covered by this report include all asset-backed securities transactions conducted by the BACCT that were registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933 where the related asset-backed securities were outstanding during the Reporting Period (the “Platform”), as listed in Appendix A.

The Asserting Party has assessed compliance with the Applicable Servicing Criteria by each of the Asserting Party and MBNA Technology for the Reporting Period and has concluded that each such party has complied, in all material respects, with the Applicable Servicing Criteria as of June 30, 2006 and for the Reporting Period with respect to the Platform taken as a whole.

PricewaterhouseCoopers LLP, an independent registered public accounting firm, has issued an attestation report for the Platform on the assessment of compliance with the Applicable Servicing Criteria as of June 30, 2006 and for the Reporting Period as set forth in this assertion.

FIA Card Services, National Association

/s/ Marcie E. Copson-Hall
Marcie E. Copson-Hall Senior Vice President Date: September 25, 2006

Appendix A

BA Credit Card Trust

BAseries Class B(2001-1)

BAseries Class C(2001-1)

BAseries Class A(2001-1)

BAseries Class A(2003-2)

BAseries Class C(2001-3)

BAseries Class A(2001-2)

BAseries Class A(2001-3)

BAseries Class B(2001-2)

BAseries Class C(2001-4)

BAseries Class A(2001-5)

BAseries Class C(2001-5)

BAseries Class A(2002-1)

BAseries Class B(2002-1)

BAseries Class C(2002-1)

BAseries Class A(2002-3)

BAseries Class A(2002-4)

BAseries Class A(2002-5)

BAseries Class B(2002-2)

BAseries Class C(2002-3)

BAseries Class A(2002-8)

BAseries Class A(2002-9)

BA Credit Card Trust

BAseries Class C(2002-4)

BAseries Class A(2002-10)

BAseries Class B(2002-4)

BAseries Class C(2002-6)

BAseries Class C(2002-7)

BAseries Class A(2002-13)

BAseries Class C(2003-1)

BAseries Class C(2003-2)

BAseries Class B(2003-1)

BAseries Class A(2003-1)

BAseries Class A(2003-3)

BAseries Class A(2003-4)

BAseries Class C(2003-3)

BAseries Class A(2003-6)

BAseries Class B(2003-2)

BAseries Class C(2003-5)

BAseries Class A(2003-7)

BAseries Class C(2003-6)

BAseries Class A(2003-8)

BAseries Class B(2003-3)

BAseries Class A(2003-9)

BA Credit Card Trust

BAseries Class B(2003-5)

BAseries Class A(2003-10)

BAseries Class C(2003-7)

BAseries Class A(2003-11)

BAseries Class A(2003-12)

BAseries Class A(2004-2)

BAseries Class C(2004-1)

BAseries Class A(2004-3)

BAseries Class B(2004-1)

BAseries Class A(2004-4)

BAseries Class A(2004-6)

BAseries Class C(2004-2)

BAseries Class A(2004-7)

BAseries Class B(2004-2)

BAseries Class A(2004-8)

BAseries Class A(2004-10)

BAseries Class A(2005-1)

BAseries Class A(2005-2)

BAseries Class C(2005-1)

BAseries Class A(2005-3)

BAseries Class B(2005-1)

BAseries Class A(2005-4)

BA Credit Card Trust

BAseries Class A(2005-5)

BAseries Class B(2005-2)

BAseries Class A(2005-6)

BAseries Class C(2005-2)

BAseries Class A(2005-7)

BAseries Class A(2005-8)

BAseries Class C(2005-3)

BAseries Class B(2005-4)

BAseries Class A(2005-9)

BAseries Class A(2005-10)

BAseries Class A(2005-11)

BAseries Class A(2006-1)

BAseries Class C(2006-1)

BAseries Class B(2006-1)

BAseries Class A(2006-2)

BAseries Class C(2006-2)

BAseries Class A(2006-3)

BAseries Class C(2006-3)

BAseries Class A(2006-4)

BAseries Class C(2006-4)

BAseries Class A(2006-5)